SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                           AMENDMENT TO CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 26, 1997
                (DATE OF REPORT, DATE OF EARLIEST EVENT REPORTED)

                                STAGE STORES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                         000-21011                  76-0407711
 (STATE OR OTHER                   (COMMISSION                (IRS EMPLOYER
 JURISDICTION OF                   FILE NUMBER)             IDENTIFICATION NO.)
 INCORPORATION)

                      10201 Main Street, Houston, TX 77025
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 667-5601
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

         Stage Stores Inc. (the "Company") hereby amends Item 7 of its Current Report on Form 8-K dated June 26, 1997 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Incorporated by reference from CRA's Annual Report on Form 10-K for the year ended February 1, 1997 and the Quarterly Report on Form 10-Q for the quarter ended May 3, 1997.

         (b)   PRO FORMA FINANCIAL INFORMATION:

         Incorporated by reference from Stage Stores, Inc. Form S-4 dated August 1, 1997.

         (c)   EXHIBITS

         See attached Exhibit Index for a list of Exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  STAGE STORES INC.

JULY 25, 1997                     /s/ JAMES MARCUM
(Date)                            James Marcum
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

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